Exhibit 99.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the annual report of Capital Preferred Yield Fund-III, L.P. (the "Partnership") on Form 10-K for the annual period ended December 31, as filed with the Security and Exchange Commission on the date hereof (the "Report"), I, Mary M. Ebele, Principal Financial Officer of CAI Equipment Leasing IV Corp., the General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


By:    /s/Mary M. Ebele                                  Dated: March 30, 2004
       ----------------
       Mary M. Ebele
Title: Principal Financial Officer